SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) November 3, 1998

                       Palomar Medical Technologies, Inc.
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               (Exact Name of Registrant as Specified in Charter)
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

     Delaware                                                                           04-3128178
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(State or Other Jurisdiction                (Commission                                 (IRS Employer
     of Incorporation)                      File Number)                                Identification No.)
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45 Hartwell Avenue, Lexington, Massachusetts                          02421-3102
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code   781-676-7300
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         Palomar Medical Technologies, Inc. issued a press release regarding the preliminary report of the independent inspector of elections in connection with the annual meeting of stockholders held on June 23, 1999. A copy of the press release is attached hereto and incorporated by reference.

ITEM 7.  EXHIBITS.

99.1      Press Release dated June29, 1999.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PALOMAR MEDICAL TECHNOLOGIES, INC.

Date:    June 29, 1999

                                              By: /s/ Louis P. Valente
                                                 -------------------------------
                                              Name:    Louis P. Valente
                                              Title:   President and
                                                       Chief Executive Officer